EXHIBIT 10.30

                            ASSIGNMENT AND ASSUMPTION
                            -------------------------


                  THIS ASSIGNMENT AND ASSUMPTION made as of this 1st day of January, 1998, between National Tobacco Company, L.P., a Delaware limited partnership ("Assignor"), and NORTH ATLANTIC TRADING COMPANY, INC., a Delaware corporation ("Assignee").

                              W I T N E S S E T H:
                              -------------------

                  WHEREAS, Assignor desires to assign and transfer to Assignee all of its rights, title and interests in the (i) Employment Agreement, dated May 17, 1996, between Assignor and Thomas F. Helms, Jr. (the "Helms Agreement") and (ii) Employment Agreement, dated April 23, 1997, between Assignor and David
I. Brunson ("Brunson Agreement," together with Helms Agreement (each an "Agreement", collectively the Agreements"); and

                  WHEREAS, subject to the Assignor remaining liable under each of the Agreements, Sections 6 of each of the Agreements permits the assignment of the Agreements to an affiliate of the Assignor; and

                  WHEREAS, Messrs. Helms and Brunson have as part of this Assignment and Assumption have consented to the assignment and assumption of their respective Agreements and released the Assignor from any liability thereunder; and

                  WHEREAS, Assignee desires to accept such assignment, and, in consideration thereof, Assignee desires to assume all of the obligations of Assignor of any nature whatsoever, relating to, or arising out of, the Agreements (the "Obligations");

                  NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest in and to the Agreements.

                  2. Assignee accepts said assignment by Assignor of all of Assignor's right, title and interest in the Agreements and Assignee hereby assumes, and agrees to perform, all of the Obligations.

                  3. Assignor and Assignee hereby agree to take any and all action as may be necessary and appropriate to more fully effectuate the assignment of the Agreements and the assumption of the Obligations hereunder.

                  4. This Assignment and Assumption shall be binding upon Assignor and Assignee and shall be governed by the laws of the State of New York without regard to principles of conflict of law thereunder.

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                  IN WITNESS WHEREOF, the undersigned have executed this
Assignment and Assumption as of the date first stated above.

                           NATIONAL TOBACCO COMPANY, L.P.




                           By: National Tobacco Finance Corporation, its general partner


                                    By:      /s/ Thomas F. Helms, Jr.
                                             -----------------------------------
                                             Thomas F. Helms, Jr.
                                             President



                           NORTH ATLANTIC TRADING COMPANY, INC.




                           By:        /s/ Thomas F. Helms, Jr.
                                      ------------------------------------------
                                      Thomas F. Helms, Jr.

                  The undersigned Thomas F. Helms, Jr. hereby consents to the above Assignment and Assumption of the Helms Agreement and releases and discharges Assignor from and against in respect of all claims, actions causes of actions, covenants, controversies, agreements, promises and demands whatsoever in law or in equity, which he has ever had, now has or hereafter can, shall or may have against Assignor under the Helms Agreement.


                                            /s/ Thomas F. Helms, Jr.
                                            ------------------------------------
                                            Thomas F. Helms, Jr.


                  The undersigned David I. Brunson hereby consents to the above Assignment and Assumption of the Brunson Agreement and releases and discharges Assignor from and against in respect of all claims, actions causes of actions, covenants, controversies, agreements, promises and demands whatsoever in law or in equity, which he has ever had, now has or hereafter can, shall or may have against Assignor under the Brunson Agreement.


                                            /s/ David I. Brunson
                                            ------------------------------------
                                            David I. Brunson




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